Noncontrolling Interest	6 Months Ended
Jun. 30, 2011
Noncontrolling Interest

8.             Noncontrolling Interest

Noncontrolling Common Units

Noncontrolling interests in our Operating Partnership are interests in the Operating Partnership that are not owned by us. Noncontrolling interests consisted of 7,590,000 common units (the “noncontrolling common units”) and LTIP units of 200,441, which in total represented approximately 32.89% of the ownership interests in our Operating Partnership at June 30, 2011.  The noncontrolling common units were issued at fair value at the time of the Formation Transactions for an issuance price of $13.00 per common unit. Common units and shares of our common stock have essentially the same economic characteristics in that common units and shares of our common stock share equally in the total net income or loss distributions of our Operating Partnership. Investors who own common units have the right to cause our Operating Partnership to redeem any or all of their common units for cash equal to the then-current market value of one share of our common stock, or, at our election, shares of our common stock on a one-for-one basis.  All common units will receive the same quarterly distribution as the per share dividends on common stock.

Upon a material equity transaction in the operating partnership which results in an accretion of the member’s capital account to the economic value equivalent of the common units, LTIP units will be converted to common units.  As of June 30, 2011, none of the vested LTIP units met the aforementioned criteria.

The Company periodically adjusts the carrying value of noncontrolling interest to reflect its share of the book value of the Operating Partnership. Such adjustments are recorded to additional paid in capital as a reallocation of noncontrolling interest in the accompanying consolidated statements of equity.

LTIP Units

Pursuant to the 2011 Plan, we may grant LTIP units in the Operating Partnership. LTIP units, which we grant either as free-standing awards or together with other awards under the 2011 Plan, are valued by reference to the value of our common stock, and are subject to such conditions and restrictions as our compensation committee may determine, including continued employment or service, computation of financial metrics and achievement of pre-established performance goals and objectives.  Vested LTIP units can be converted to common units in the Operating Partnership on a one-for-one basis.  All LTIP units, whether vested or not, will receive the same quarterly per unit distributions as common units, which equal per share dividends on common stock.

Concurrently with the closing of the Offering, we made grants of LTIP units to certain senior executive officers pursuant to the terms of their employment agreements. These awards were made pursuant to our 2011 Plan.  At such time, we granted to such executive officers a total of 159,046 LTIP units.  We also granted our non-employee, independent directors a total of 41,395 LTIP units pursuant to the 2011 Plan.

On April 20, 2011, a total of 200,441 LTIP units were granted to certain senior executives and non-employee, independent directors, which vest quarterly over five years, with the first vesting date being June 30, 2011. As of June 30, 2011, there were not forfeitures of LTIP units.  The total fair value of the LTIP units was approximately $2.3 million at the date of grant, which was determined by a lattice binomial option-pricing model based on a Monte Carlo simulation using a volatility factor of 50% and a risk-free interest rate of 3.40%.  10,022 LTIP units were vested June 30, 2011.  We recognized $0.1 million in non-cash compensation expense for the period April 20 to June 30, 2011. We recognized zero non-cash compensation expense for the periods April 1 to April 19, 2011 and January 1 to April 19, 2011.  Unrecognized compensation expense was $2.2 million.